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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 18, 2000
Date of Report (Date of earliest event reported)

ENHERENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware                         0-23315                 13-3914972
--------------             --------------------      ------------------
(State or other          (Commission File Number)     (IRS Employer
jurisdiction of                                      Identification No.)
Incorporation)


III Metro Square, 12300 Ford Road, Suite 450 Dallas, Texas                 75234
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                   (972) 243-8345
--------------------------------------------------------------------------------
Registrant's telephone number, including area code
Not Applicable
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Item 5. Other Events. On September 15, 2000, Rocco Mitarotonda, CFO and
Treasurer was replaced by Jack Mullinax, EVP of Corporate Services and Assistant Secretary. Mr. Mullinax assumed the positions of CFO and Treasurer as of September 15, 2000. Mr. Mitarotonda will leave the company as of September 30, 2000.

Item 7. Financial Statements and Exhibits.

            (c)   Exhibits.

00.1  Press Release, dated as of September 15, 2000

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
enherent Corp.


Date:    September 18, 2000  By: /s/  DAN S. WOODWARD
                                      ---------------
                                      Dan S. Woodward
                                      President, Chief Executive Officer
                                      and Chief Executive Officer
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EXHIBIT INDEX

Exhibit No.       Description

00.1  Press Release, dated as of September 15, 2000